Exhibit 21.1
Subsidiaries of Phillips Edison Grocery Center REIT I, Inc.

Entity	Jurisdiction
Arcadia Station LLC	Delaware
Ardrey Kell Owners Association, Inc.	North Carolina
Ardrey Kell Station LLC	Delaware
Baker Hill Station LLC	Delaware
Battle Station LLC	Delaware
Bear Creek Station LLC	Delaware
Beavercreek Towne Station LLC	Delaware
Boronda Station LLC	Delaware
Breakfast Point Station LLC	Delaware
Brentwood Commons Station LLC	Delaware
Broadway Promenade Station LLC	Delaware
Broadway Station LLC	Delaware
Brook Park Station LLC	Delaware
Burbank Plaza Station LLC	Delaware
Burwood Station LLC	Delaware
Butler Creek Station LLC	Delaware
Butler's Crossing Station LLC	Delaware
Cahill Station LLC	Delaware
Centerpoint Station LLC	Delaware
Central Station (KY) LLC	Delaware
Champions Gate Station LLC	Delaware
Chapel Hill North Station LLC	Delaware
Cherry Hill Station LLC	Delaware
CitiCentre Station LLC	Delaware
Claremont Village Station LLC	Delaware
Collington Plaza Station LLC	Delaware
Contra Loma Station LLC	Delaware
Coppell Station LLC	Delaware
Coquina Station LLC	Delaware
Coronado Center Station LLC	Delaware
Courthouse Marketplace Station LLC	Delaware
Crystal Station LLC	Delaware
Cureton Station LLC	Delaware
Cushing Station LLC	Delaware
Dean Taylor Station LLC	Delaware
Deerwood Lake Station LLC	Delaware
Driftwood Village Station LLC	Delaware
Dublin Station LLC	Delaware
Duck Creek Station LLC	Delaware
Dyer Station LLC	Delaware
Eagles Landing Station LLC	Delaware
East Burnside Station LLC	Delaware
East Side Station LLC	Delaware
Enfield Station LLC	Delaware
Fair Acres Station LLC	Delaware
Fairfield Station LLC	Delaware

Entity	Jurisdiction
Fairlawn Station LLC	Delaware
Fairview Oaks Station LLC	Delaware
Fairview Plaza Station (PA) LLC	Delaware
Falcon Valley Station LLC	Delaware
Five Town Station LLC	Delaware
Flag City Station LLC	Delaware
Foothills Station LLC	Delaware
French Golden Gate Station LLC	Delaware
Glenwood Station LLC	Delaware
Glynn Place Station LLC	Delaware
Golden Station LLC	Delaware
Goolsby Pointe Station LLC	Delaware
Grassland Crossing Station LLC	Delaware
Grayson Station LLC	Delaware
Hamilton Ridge Station LLC	Delaware
Hamilton Village Station LLC	Delaware
Hampton Village Station LLC	Delaware
Hannaford (MA) Station LLC	Delaware
Harrison Pointe Station LLC	Delaware
Hartville Station LLC	Delaware
Hastings Marketplace Station LLC	Delaware
Heath Brook Station LLC	Delaware
Heron Creek Station LLC	Delaware
Hilfiker Station LLC	Delaware
Hoke Crossing Station LLC	Delaware
Hurstborne Townfair Station LLC	Delaware
Juan Tabo Station LLC	Delaware
Kirkwood Market Place Station LLC	Delaware
Kleinwood Station LLC	Delaware
Lake Wales Station LLC	Delaware
Lakeshore Crossing Station LLC	Delaware
Lakeside (Salem) Station LLC	Delaware
Lakewood Station LLC	Delaware
Lovejoy Village Station LLC	Delaware
Lumina Commons Station LLC	Delaware
Lutz Lake Station LLC	Delaware
Lynnwood Place Station LLC	Delaware
Mableton Crossing Station LLC	Delaware
Macland Pointe Station LLC	Delaware
Macon Station LLC	Delaware
Meadowthorpe Station LLC	Delaware
Murray Station LLC	Delaware
Murray Station Outlot LLC	Delaware
New Prague Station LLC	Delaware
New Windsor Station LLC	Delaware
Normal Station LLC	Delaware
Northcross Station LLC	Delaware
Northridge Station LLC	Delaware
Northstar Marketplace Station LLC	Delaware

Entity	Jurisdiction
Northtowne Station LLC	Delaware
Norwood Station LLC	Delaware
Onalaska Station LLC	Delaware
Orchard Square Station LLC	Delaware
Orchards Center Station LLC	Delaware
PAI GP LLC	Delaware
Palmetto Pavilion Station LLC	Delaware
Paradise Crossing Station LLC	Delaware
Paradise Lakes Station LLC	Delaware
Park View Station LLC	Delaware
Pawleys Island Station LLC	Delaware
Phillips Edison Grocery Center OP GP I LLC	Delaware
Phillips Edison Grocery Center Operating Partnership I, L.P.	Delaware
Phillips Edison Grocery Center REIT I, Inc.	Maryland
Phillips Edison Institutional Joint Venture I, L.P.	Delaware
Phillips Edison Institutional REIT LLC	Delaware
Phillips Edison NTR LLC	Delaware
Phillips Edison Special Limited Partner LLC	Delaware
Pioneer Station LLC	Delaware
Quartz Hill Station LLC	Delaware
Red Maple Station LLC	Delaware
Richmond Station LLC	Delaware
Rivermont Station II LLC	Delaware
Rivermont Station LLC	Delaware
San Mateo Station LLC	Delaware
Savage Station LLC	Delaware
Savoy Station LLC	Delaware
Seven Hills Station LLC	Delaware
Shaws Easton Station LLC	Delaware
Shaws Hanover Station LLC	Delaware
Shiloh Station LLC	Delaware
Sidney Station LLC	Delaware
Snowview Station LLC	Delaware
South Oaks (Missouri) Station LLC	Delaware
Southampton Station LLC	Delaware
Southern Hills Crossing Station LLC	Delaware
Southgate Station LLC	Delaware
Southwest Marketplace Station LLC	Delaware
St. Charles Station LLC	Delaware
St. Johns Station LLC	Delaware
Statler Station LLC	Delaware
Sterling Point Station LLC	Delaware
Stockbridge Station LLC	Delaware
Stockbridge Station Outparcel LLC	Delaware
Stonewall Station LLC	Delaware
Sulphur Grove Station LLC	Delaware
Sunburst Station LLC	Delaware
Sunset Center Station LLC	Delaware
Sunset Center Station Owner LLC	Delaware

Entity	Jurisdiction
Thompson Valley Station LLC	Delaware
Thompson Valley Station Outlot LLC	Delaware
Town & Country Noblesville Station LLC	Delaware
Townfair (PA) Station LLC	Delaware
Tramway Station LLC	Delaware
Tree Summit Station LLC	Delaware
Uptown Station LLC	Delaware
Village One Station LLC	Delaware
Vine Street Station LLC	Delaware
Vineyard Station LLC	Delaware
Waynesboro Station LLC	Delaware
Wesley Chapel Station LLC	Delaware
West Creek Station LLC	Delaware
Westcreek Plaza Station LLC	Delaware
Westin Station LLC	Delaware
Westridge Station LLC	Delaware
Westwoods Station LLC	Delaware
Westwoods Station Phase II LLC	Delaware
Winchester Gateway Station LLC	Delaware
Yorktown Station LLC	Delaware